SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 18, 2008

SMSA EL PASO I ACQUISITION CORP.

(Exact name of registrant as specified in Charter)

Nevada	000-53132	26-1516355
(State of incorporation)	(Commission File No.)	(IRS Employee IdentificationNo.)

5521 Riviera Drive, Coral Cables, FL 33146

(Address of Principal Executive Offices)

(305)799-9094
(Issuer Telephone number)

12890 Hilltop Road, Argyle, TX 76226

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     This document contains forward-looking statements, which reflect our views with respect to future events and financial performance. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “believes”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that may cause actual results to differ from those projected include the risk factors specified below.

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 18, 2008, we entered into a share exchange agreement, (the “Share Exchange Agreement”), with Latin America Ventures, Inc., a Nevada corporation (“LAV”), and all of the shareholders of LAV. Pursuant to the Share Exchange Agreement, on November 18, 2008 the shareholders of LAV transferred all of the shares of the capital stock of LAV held by them, constituting all of the issued and outstanding stock of LAV, in exchange for 1,500,000 newly issued shares of our common stock that, in the aggregate, constituted 75% of our issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of such exchange. As a result of this transaction, 2,000,016 shares of our common stock are currently issued and outstanding.

The foregoing description of the terms of the Share Exchange Agreement is qualified in its entirety by reference to the provisions of the document filed as Exhibit 2.1 to this report, which is incorporated by reference herein.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On November 18, 2008, we completed an acquisition of LAV pursuant to the Share Exchange Agreement. The acquisition was accounted for as a recapitalization effected by a share exchange. LAV is considered the acquirer for accounting and financial reporting purposes. The assets and liabilities of the acquired entity have been brought forward at their book value and no goodwill has been recognized.

Our current business plan is to seek and identify a privately-held operating company located in Latin America desiring to become a publicly held company by combining with us through a reverse merger or acquisition type transaction.

We have no capital and must depend on Mr. Galoppi to provide us with the necessary funds to implement our business plan. We intend to seek opportunities demonstrating the potential of long-term growth as opposed to short-term earnings. However, at the present time, we have not identified any business opportunity that we plan to pursue, nor have we reached any agreement or definitive understanding with any person concerning an acquisition or merger.

Pierre Galoppi will be primarily responsible for investigating business combination opportunities. Mr. Galoppi has previously conducted business in Latin America, and we believe his experience and contacts in the region will facilitate the Company’s efforts to implement its business strategy. We have no plan, understanding, agreements, or commitments with any individual for such person to act as a finder of opportunities for us.

     No direct discussions regarding the possibility of a business combination are presently underway. We do not propose to restrict our search for a candidate to any industry, and therefore, we are unable to predict the nature of our future business operations. Our management’s discretion in the selection of business opportunities is unrestricted, subject to the availability of such opportunities, economic conditions, and other factors.

Investigation and Selection of Business Opportunities

Certain types of business acquisition transactions may be completed without requiring us to first submit the transaction to our stockholders for their approval. If the proposed transaction is structured in such a fashion our stockholders will not be provided with financial or other information relating to the candidate prior to the completion of the transaction.

If a proposed business combination or business acquisition transaction is structured that requires our stockholder approval, and we are a reporting company, we will be required to provide our stockholders with information as applicable under Regulations 14A and 14C under the Exchange Act.

The analysis of business opportunities will be undertaken by or under the supervision of Pierre Galoppi. In analyzing potential merger candidates, we will consider, among other things, the following factors:

*	Potential for future earnings and appreciation of value of securities;
*	Perception of how any particular business opportunity will be received by the investment community and by our stockholders;
*	Eligibility of a candidate, following the business combination, to qualify its securities for listing on a national exchange or on a national automated securities quotation system, such as NASDAQ;
*	Historical results of operation;
*	Liquidity and availability of capital resources;
*	Competitive position as compared to other companies of similar size and experience within the industry segment as well as within the industry as a whole;
*	Strength and diversity of existing management or management prospects that are scheduled for recruitment;
*	Amount of debt and contingent liabilities; and
*	The products and/or services and marketing concepts of the target company.

Except for its location in Latin America, there is no single factor that will be controlling in the selection of a business opportunity. We will attempt to analyze all factors appropriate to each opportunity and make a determination based upon reasonable investigative measures and available data. Potentially available business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Because of our limited capital available for investigation and our dependence on Pierre Galoppi, we may not discover or adequately evaluate adverse facts about the business opportunity to be acquired.

We are unable to predict when we may participate in a business opportunity. We expect, however, that the analysis of specific proposals and the selection of a business opportunity may take several months.

Prior to making a decision to participate in a business transaction, we will generally request that we be provided with written materials regarding the business opportunity containing as much relevant information as possible, including, but not limited to, a description of products, services and company history; management resumes; financial information; available projections, with related assumptions upon which they are based; an explanation of proprietary products and services; evidence of existing patents, trademarks, or service marks, or rights thereto; present and proposed forms of compensation to management; a description of transactions between such company and its affiliates during the relevant periods; a description of present and required facilities; an analysis of risks and competitive conditions; a financial plan of operation and estimated capital requirements; audited financial statements, or if audited financial statements are not available, unaudited financial statements, together with reasonable assurance that audited financial statements would be able to be produced to comply with the requirements of a Current Report on Form 8-K to be filed with the Securities and Exchange Commission, or Commission, upon consummation of the business combination.

Employees

      We have no employees. Our president and sole director, Pierre Galoppi, will be responsible for managing our administrative affairs, including our reporting obligations pursuant to the requirements of the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of November 18, 2008 (i) by each person who is known by us to beneficially own more than 5% of our common stock; (ii) by each of our officers and directors; and (iii) by all of our officers and directors as a group.

Name & Address of Beneficial Owner	Office, If Any	Title of Class	Amount & Nature of Beneficial Ownership	Percent of Class

Pierre Galoppi 5521 Riviera Drive Coral Gables, FL 33146	Chairman, President, Chief Financial Officer and Secretary	Common Stock $0.01 par value	1,500,000	75.0%
Halter Financial Investments, L.P. [1] 12890 Hill Top Road Argyle, TX, 76226		Common Stock $0.01 par value	400,000	20.0%

1 Halter Financial Investments, L.P., is a Texas limited partnership (“HFI”); TPH Capital, L.P. is a limited partner of HFI, and Timothy P. Halter is the sole member of TPH Capital GP, LLC, which is the sole general partner of TPH, L.P.; Bellfield Capital Partners, L.P. is a limited partner of HFI, and David Brigante is the sole member of Bellfield Capital Management, LLC, which is the sole general partner of Bellfield Capital Partners, L.P.; Colhurst Capital, L.P. is a limited partner of HFI, and George Diamond is the sole member of Colhurst Capital GP, LLC, which is the sole general partner of Colhurst Capital, L.P.; Rivergreen Capital, LLC is a limited partner of HFI, and Marat Rosenberg is the sole member.

Changes in Control

There are currently no arrangements which may result in a change in control of the Company.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The following table sets forth the name and position of each of our current executive officers and directors.

Name	Age	Position

Pierre Galoppi	46	Chairman, President, Chief Financial Officer and S and CEO
		and Secretary

Mr. Galoppi has been our sole officer and director since November 18, 2008.

PIERRE GALOPPI.  Mr. Galoppi became our Chairmen, President, Chief Financial Officer and Secretary on November 18, 2008 and is responsible for SMSA El Paso I Acquisition Corporation’s overall operations.

Mr. Galoppi graduated from Concordia University in Montreal, Canada.  He holds both a Bachelors Degree (BA) in commerce and a Master of Business Administration (MBA). He is is fluent in five languages including English, Spanish, Italian, French and Portuguese.  From 1992-1994, Mr. Galoppi was the founder and managing director of Automated Travel Enterprises.   Additionally, he served as the Chief Operating Officer and Chief Financial Officer of Gulfstream International Airlines from 1994-2000.  In 2001, Mr. Galoppi founded PWG Trading Corporation and served as the president until 2006.  Since then, Mr. Galoppi has worked as the founder and president of 1st PMG Capital Corporation, a company dedicated to providing consulting services in the areas of regional aviation and financial services.

There are no other agreements or understandings for any of our executive officers or directors to resign at the request of another person and no officer or director is acting on behalf of any other person.

Directors are elected until their successors are duly elected and qualified.

Board Composition and Committees

Our board of directors is currently composed of one member, Mr. Pierre Galoppi. All actions of the board of directors require the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently do not have standing audit, nominating or compensation committees. Currently, our entire board of directors is responsible for the functions that would otherwise be handled by these committees.

To the best of our knowledge, none of our directors or executive officers has been convicted in a criminal proceeding, excluding traffic violations or similar misdemeanors, or has been a party to any judicial or administrative proceeding during the past five years that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws, except for matters that were dismissed without sanction or settlement.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are currently not aware of any such legal proceedings or claims that we believe will have a material adverse affect on our business, financial condition or operating results..

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 2.01 of this report, which disclosure is incorporated herein by reference.

As a result of the closing of the reverse acquisition with LAV, the former stockholders of LAV own 75% of the total outstanding shares of our capital stock and 75% total voting power of all our outstanding voting securities.

ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY  ARRANGEMENTS OF CERTAIN OFFICERS

In connection with the closing of the reverse acquisition on November 18, 2008, Richard Crimmins, our sole director and officer, submitted a resignation letter pursuant to which he resigned from all offices of that he held effective immediately and from his position as our director. The resignation of Mr. Crimmins is not in connection with any known disagreement with us on any matter.

Pierre Galoppi was appointed to our board of directors and as our sole officer effective as of the closing of the reverse acquisition on November 18, 2008.

For certain biographical and other information regarding the newly appointed officers and directors, see the disclosure under Item 2.01 of this report, which disclosure is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements of Business Acquired

Filed herewith are the following:

(d)      Exhibits

Exhibit No.	Description
2.1	Share Exchange Agreement, dated November 18, 2008, among the Company, LAV and its shareholders.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMSA EL PASO I ACQUISITION CORP.

By: /s/Pierre Galoppi

Pierre Galoppi
President

Dated: November 18, 2008

LATIN AMERICA VENTURES, INC.

(a development stage company)

Contents

Page
Historical Financial Statements

Report of Registered Independent Certified Public Accounting Firm	F-2

Financial Statements

Balance Sheet
as of September 30, 2008	F-3

Statement of Operations and Comprehensive Loss
for the period from September 15, 2008 (date of incorporation)
through September 30, 2008	F-4

Statement of Changes in Stockholders' Equity
for the period from September 15, 2008 (date of incorporation)
through September 30, 2008	F-5

Statement of Cash Flows
for the period from September 15, 2008 (date of incorporation)
through September 30, 2008	F-6

Notes to Financial Statements	F-7

Proforma Financial Information

Introduction to Proforma Financial Information	F-11

Proforma Balance Sheet
as of September 30, 2008	F-12

Proforma Statement of Operations and Comprehensive Loss
for the period from August 1, 2007 (date of bankruptcy settlement)
through December 31, 2007	F-13

Proforma Statement of Operations and Comprehensive Loss
for the nine months ended September 30, 2008	F-14

Notes to Proforma Financial Information	F-15

LETTERHEAD OF S. W. HATFIELD, CPA

REPORT OF REGISTERED INDEPENDENT CERTIFIED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Latin America Ventures, Inc.

We have audited the accompanying balance sheet of Latin America Ventures, Inc. (a Nevada corporation and a development stage company) as of September 30, 2008 and the related statements of operations and comprehensive loss, changes in stockholders' equity and cash flows for the period from September 15, 2008 (date of incorporation) through September 30, 2008. These financial statements are the sole responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Latin America Ventures, Inc. (a development stage company) as of September 30, 2008 and the results of its operations and cash flows for the period from September 15, 2008 (date of incorporation) through September 30, 2008, in conformity with generally accepted accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company has no viable operations or significant assets and is dependent upon significant stockholders to provide sufficient working capital to maintain the integrity of the corporate entity. These circumstances create substantial doubt about the Company's ability to continue as a going concern and are discussed in Note C. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

/s/ S. W. Hatfield, CPA
S. W. HATFIELD, CPA
Dallas, Texas
November 10, 2008

LATIN AMERICA VENTURES, INC.

(a development stage company)

BALANCE SHEET
September 30, 2008

September 30,
2008
ASSETS
Current Assets
Cash on hand and in bank	$5,000
Due from controlling shareholder	--

Total Assets	$5,000

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities
Accounts payable - trade	$125
Accrued interest payable	2
Note payable to controlling shareholder	4,900
Working capital advances from controlling stockholder	5,027

Total Liabilities	5,027

Commitments and Contingencies

Stockholders' Equity (Deficit)
Preferred stock - $0.001 par value
10,000 shares authorized.
None issued and outstanding	--
Common stock - $0.001 par value.
100,000 shares authorized.
10,000 shares issued and outstanding	10
Additional paid-in capital	90
Deficit accumulated during the development stage	(127)

Total Stockholders' Equity (Deficit)	(27)

Total Liabilities and
Stockholders’ Equity (Deficit)	$5,000

The accompanying notes are an integral part of these financial statements.

LATIN AMERICA VENTURES, INC.
(a development stage company)

STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
Period from September 15, 2008 (date of incorporation) through September 30, 2008

Period from
September 15, 2008
(date of incorporation)
through
September 30, 2008
Revenues	$--

Operating expenses
Formation & incorporation costs	125

Loss from operations	(125)

Other income (expense)
Interest expense	(2)

Loss before provision for income taxes	(127)

Provision for income taxes	--

Net loss	(127)

Other comprehensive income	--

Comprehensive loss	$(127)

Loss per weighted-average share
of common stock outstanding,
computed on net loss - basic
and fully diluted	$(0.01)
Weighted-average number of shares
of common stock outstanding -
basic and fully diluted	10,000

                         The accompanying notes are an integral part of these financial statements.

LATIN AMERICA VENTURES, INC.
(a development stage company)

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIT)
Period from September 15, 2008 (date of incorporation) through September 30, 2008

				Deficit
				accumulated
			Additional	during the
	Common Stock		paid-in	development
	Shares	Amount	capital	stage	Total
Stock issued at formation
on September 15, 2008	10,000	$10	$90	$--	$100

Net loss for the period	--	--	--	(127)	(127)

Balances at September 30, 2008	10,000	$10	$90	$(127)	$(27)

The accompanying notes are an integral part of these financial statements.

LATIN AMERICA VENTURES, INC.
(a development stage company)

STATEMENT OF CASH FLOWS
Period from September 15, 2008 (date of incorporation) through September 30, 2008

Period from
September 15, 2008
(date of incorporation)
through
September 30, 2008
Cash Flows from Operating Activities
Net loss for the period	$(127)
Adjustments to reconcile net loss
to net cash provided by
operating activities
Increase (Decrease) in
Accounts payable-trade	125
Accrued interest payable	2

Net cash used in operating activities	--

Cash Flows from Investing Activities	--

Cash Flows from Financing Activities
Cash from sale of common stock	100
Working capital advances from majority stockholder	4,900

Net cash provided by financing activities	5,000

Increase in Cash	5,000

Cash at beginning of period	--

Cash at end of period	$5,000

Supplemental Disclosure of
Interest and Income Taxes Paid
Interest paid during the period	$--
Income taxes paid during the period	$--

The accompanying notes are an integral part of these financial statements.

LATIN AMERICA VENTURES, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS
September 30, 2008

NOTE A - BACKGROUND AND DESCRIPTION OF BUSINESS

Latin America Ventures, Inc. (Company) was organized on September 15, 2008 as a Nevada corporation.

The Company was formed to to seek and identify a privately-held operating company located in Latin America desiring to become a publicly held company with access to United States capital markets by combining with us through a reverse merger or acquisition transaction.

 NOTE B - PREPARATION OF FINANCIAL STATEMENTS

The Company follows the accrual basis of accounting in accordance with generally accepted accounting principles and has established a year-end for accounting purposes of December 31.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Management further acknowledges that it is solely responsible for adopting sound accounting practices, establishing and maintaining a system of internal accounting control and preventing and detecting fraud. The Company’s system of internal accounting control is designed to assure, among other items, that 1) recorded transactions are valid; 2) valid transactions are recorded; and 3) transactions are recorded in the proper period in a timely manner to produce financial statements which present fairly the financial condition, results of operations and cash flows of the Company for the respective periods being presented.

NOTE C - GOING CONCERN UNCERTAINTY

The Company has no operating history, limited cash on hand, no assets and a business plan with inherent risk. Because of these factors, the Company’s auditors have issued an audit opinion on the Company’s financial statements which includes a statement describing our going concern status. This means, in the auditor’s opinion, substantial doubt about our ability to continue as a going concern exists at the date of their opinion.

The Company's ultimate existence is dependent upon its ability to generate sufficient cash flows from operations to support its daily operations as well as provide sufficient resources to retire existing liabilities and obligations on a timely basis. Further, the Company faces considerable risk in it’s business plan and a potential shortfall of funding due to our inability to raise capital in the equity securities market. If no additional operating capital is received during the next twelve months, the Company will be forced to rely on existing cash in the bank and additional funds loaned by management and/or significant stockholders.

The Company’s business plan is to seek an acquisition or merger with a private operating company located in Latin America which offers an opportunity for growth and possible appreciation of our stockholders’ investment in the then issued and outstanding common stock. However, there is no assurance that the Company will be able to successfully consummate an acquisition or merger with a private operating company or, if successful, that any acquisition or merger will result in the appreciation of our stockholders’ investment in the then outstanding common stock.

The Company anticipates offering future sales of equity securities. However, there is no assurance that the Company will be able to obtain additional funding through the sales of additional equity securities or, that such funding, if available, will be obtained on terms favorable to or affordable by the Company.

The Company’s certificate of incorporation authorizes the issuance of up to 10,000 shares of preferred stock and 100,000 shares of common stock. The Company’s ability to issue preferred stock may limit the Company’s ability to obtain debt or equity financing as well as impede potential takeover of the Company, which takeover may be in the best interest of stockholders. The Company’s ability to issue these authorized but unissued securities may also negatively impact our ability to raise additional capital through the sale of our debt or equity securities.

LATIN AMERICA VENTURES, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
September 30, 2008

NOTE C - GOING CONCERN UNCERTAINTY - CONTINUED

 In the event that insufficient working capital to maintain the corporate entity and implement our business plan is not available, the Company’s majority stockholder intends to maintain the corporate status of the Company and provide all necessary working capital support on the Company's behalf. However, no formal commitments or arrangements to advance or loan funds to the Company or repay any such advances or loans exist. There is no legal obligation for either management or significant stockholders to provide additional future funding.

In such a restricted cash flow scenario, the Company would be unable to complete its business plan steps, and would, instead, delay all cash intensive activities. Without necessary cash flow, the Company may become dormant during the next twelve months, or until such time as necessary funds could be raised in the equity securities market.

While the Company is of the opinion that good faith estimates of the Company’s ability to secure additional capital in the future to reach its goals have been made, there is no guarantee that the Company will receive sufficient funding to sustain operations or implement any future business plan steps.

 NOTE D - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Cash and cash equivalents

The Company considers all cash on hand and in banks, certificates of deposit and other highly-liquid investments with maturities of three months or less, when purchased, to be cash and cash equivalents.

2.     Organization and Formation costs

The Company has adopted the provisions of AICPA Statement of Position 98-5, “Reporting on the Costs of Start-Up Activities” whereby all costs incurred with the incorporation and organization of the Company were charged to operations as incurred.

3.     Income taxes

The Company uses the asset and liability method of accounting for income taxes. At September 30, 2008, respectively, the deferred tax asset and deferred tax liability accounts, as recorded when material to the financial statements, are entirely the result of temporary differences. Temporary differences represent differences in the recognition of assets and liabilities for tax and financial reporting purposes, primarily accumulated depreciation and amortization, allowance for doubtful accounts and vacation accruals.

As of September 30, 2008, the deferred tax asset related to the Company’s net operating loss carryforward is fully reserved. Due to the provisions of Internal Revenue Code Section 338, the Company may have no net operating loss carryforwards available to offset financial statement or tax return taxable income in future periods as a result of a change in control involving 50 percentage points or more of the issued and outstanding securities of the Company.

4.     Income (Loss) per share

Basic earnings (loss) per share is computed by dividing the net income (loss) available to common stockholders by the weighted-average number of common shares outstanding during the respective period presented in our accompanying financial statements.

Fully diluted earnings (loss) per share is computed similar to basic income (loss) per share except that the denominator is increased to include the number of common stock equivalents (primarily outstanding options and warrants).

LATIN AMERICA VENTURES, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
September 30, 2008

NOTE D - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

4.     Income (Loss) per share - continued

Common stock equivalents represent the dilutive effect of the assumed exercise of the outstanding stock options and warrants, using the treasury stock method, at either the beginning of the respective period presented or the date of issuance, whichever is later, and only if the common stock equivalents are considered dilutive based upon the Company’s net income (loss) position at the calculation date.

As of September 30, 2008, and subsequent thereto, the Company had no outstanding stock warrants, options or convertible securities which could be considered as dilutive for purposes of the loss per share calculation.

NOTE E - FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount of cash, accounts receivable, accounts payable and notes payable, as applicable, approximates fair value due to the short term nature of these items and/or the current interest rates payable in relation to current market conditions.

Interest rate risk is the risk that the Company’s earnings are subject to fluctuations in interest rates on either investments or on debt and is fully dependent upon the volatility of these rates. The Company does not use derivative instruments to moderate its exposure to interest rate risk, if any.

Financial risk is the risk that the Company’s earnings are subject to fluctuations in interest rates or foreign exchange rates and are fully dependent upon the volatility of these rates. The Company does not use derivative instruments to moderate its exposure to financial risk, if any.

 NOTE F - LOANS FROM STOCKHOLDER/OFFICER

The Company and it’s controlling stockholder, Pierre Galoppi, have agreed that additional funds were initially necessary for the future support of the corporate entity and to initiate the Company’s business plan. To this end, Mr. Galoppi has advanced approximately $4,900 to support the Company and its efforts. This note is due upon demand, is unsecured and bears interest at 6.0% per annum.

NOTE G - INCOME TAXES

The components of income tax (benefit) expense for the period from September 15, 2008 (date of incorporation) through September 30, 2008 is as follows:

Period from
September 15, 2008
(date of incorporation)
through
September 30, 2008
Federal:	$--
Current	--
Deferred	--

State:	--
Current	--
Deferred	--

Total	$--

LATIN AMERICA VENTURES, INC.
(a development stage company)

NOTES TO FINANCIAL STATEMENTS - CONTINUED
September 30, 2008

NOTE G - INCOME TAXES - CONTINUED

As of September 30, 2008, the Company had a net operating loss carryforward of approximately $127 to offset future taxable income. The amount and availability of any net operating loss carryforwards will be subject to the limitations set forth in the Internal Revenue Code. Such factors as the number of shares ultimately issued within a three year look-back period; whether there is a deemed more than 50 percent change in control; the applicable long-term tax exempt bond rate; continuity of historical business; and subsequent income of the Company all enter into the annual computation of allowable annual utilization of any net operating loss carryforward(s).

The Company's income tax expense for the period from September 15, 2008 (date of incorporation) through September 30, 2008 is as follows:

Period from
September 15, 2008
(date of incorporation)
through
September 30, 2008
Statutory rate applied to
income before income taxes	$(43)
Increase (decrease) in income
taxes resulting from:
State income taxes	--
Other, including reserve for
deferred tax asset and application
of net operating loss carryforward	43

Income tax expense	$--

 The Company’s only temporary differences as of September 30, 2008 relate to the Company’s net operating loss. Accordingly, any deferred tax asset, as fully reserved, or liability, if any, as of September 30, 2008 is nominal and not material to the accompanying financial statements.

NOTE H - CAPITAL STOCK TRANSACTIONS

Upon formation, the Company sold 10,000 shares of restricted, unregistered common stock to its founding shareholder for cash proceeds of $100. The Company relied upon Section 4(2) of the Securities Act of 1933, as amended, for an exemption from registration on these shares.

(Remainder of this page left blank intentionally)

SMSA EL PASO 1 ACQUISITION CORP.
(a development stage company)

INTRODUCTION TO PROFORMA FINANCIAL INFORMATION
(Unaudited)

On November 18, 2008, the Company executed an Share Exchange Agreement with Latin America Ventures, Inc. (a privately-owned Nevada corporation) (LAV) whereby the Company exchanged 1,500,000 shares of restricted, unregistered common stock for 100.0% of the issued and outstanding common stock of LAV and effected a merger of the two entities with the Company being the surviving legal entity. Concurrent with this transaction, the Company retained its corporate name of SMSA El Paso 1 Acquisition Corp. The Proforma Balance Sheet as of September 30, 2008 and the Proforma Statement of Operations and Comprehensive Loss for the year ended December 31, 2007 and for the nine months ended September 30, 2008 present the proforma results of continuing operations of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) and Latin America Ventures, Inc. (a Nevada corporation).

 The acquisition of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) by Latin America Ventures, Inc. ( (a Nevada corporation) effected a change in control of SMSA El Paso 1 Acquisition Corp. and was accounted for as a "reverse acquisition" whereby Latin America Ventures, Inc. is the accounting acquiror for financial statement purposes. Accordingly, for all periods subsequent to November 18, 2008, the financial statements of the Company reflect the historical financial statements of Latin America Ventures, Inc. from its inception on September 15, 2008 and the operations of SMSA El Paso 1 Acquisition Corp. subsequent to the November 18, 2008 transaction date.

 These proforma statements include all material adjustments necessary to present proforma historical results of the above described transaction. The proforma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transaction had actually been consummated on the date indicated. In addition, the proforma financial information does not purport to be indicative of the financial position or the results of operations that may be obtained in the future. The proforma information has been prepared by SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) and all calculations have been made by the Company based on assumptions deemed appropriate in the circumstances by the Company. Certain of these assumptions are set forth under the Notes to Proforma Financial Information. The proforma financial information should be read in conjunction with the historical Financial Statements and Notes thereto of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) and the historical Financial Statements and Notes thereto of Latin America Ventures, Inc. (a Nevada corporation).

SMSA EL PASO 1 ACQUISITION CORP.
(a development stage company)

PROFORMA BALANCE SHEET
September 30, 2008

(Unaudited)

	SMSA	Latin
	El Paso I	America
	Acquisition	Ventures,	Proforma
	Corp.	Inc.	Adjustments	Proforma

ASSETS
Current Assets
Cash on hand and in bank	$--	$5,000	$--	$5,000
Total current assets	--	5,000	--	5,000

Total Assets	$--	$5,000	$--	$5,000

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable to stockholder	$--	$125	$--	$125
Working capital advances
from stockholder	20,356	--	(20,356)	--
Demand note payable
to stockholder	--	4,900	--	4,900
Accrued interest payable	--	2	--	2
Total current liabilities	20,356	5,027	(20,356)	5,027

Long-term Liabilities	--	--	--	--

Total Liabilities	20,356	5,027	(20,356)	5,027

Commitments and contingencies

Shareholders’ Equity
Preferred stock - $0.001 par value.
None issued and outstanding	--	--	--	--
Common stock - $0.001 par value.
500,016 shares issued and outstanding	500	--	(500)	--
10,000 shares issued and outstanding	--	10	(10)	--
2,000,016 post combination	--	--	2,000	2,000
Additional paid-in capital	500	90	(2,490)	(1,900)
Deficit accumulated during
the development stage	(21,356)	(127)	21,356	(127)
Total Shareholders’ Equity	(20,356)	(27)	20,356	(27)

Total Liabilities and
Shareholders’ Equity	$--	$5,000	$--	$5,000

SMSA EL PASO 1 ACQUISITION CORP.
(a development stage company)

PROFORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
Period from August 1, 2007 (date of bankruptcy settlement) through December 31, 2007

(Unaudited)

	SMSA	Latin
	El Paso I	America
	Acquisition	Ventures,	Proforma
	Corp.	Inc.	Adjustments	Proforma

Revenues	$--	$--	$--	$--

Operating expenses
Organization and formation expenses	3,363	--	(3,663)	--
General and administrative costs	--	--	--	--
Total operating expenses	3,363	--	(3,663)	--

Loss from Operations	(3,363)	--	(3,663)	--

Other Income (Expense)	--	--	--	--

Net Loss	(3,363)	--	(3,663)	--

Other comprehensive income	--	--	--	--

Comprehensive Loss	$(3,363)	$--	$(3,663)	$--

Net loss per weighted-average
share of common stock outstanding,
computed on Net Loss - basic and
fully diluted	$(0.01)	0.00		$0.00

Weighted-average number of shares
of common stock outstanding -
basic and fully diluted	500,016	10,000		2,000,016

SMSA EL PASO 1 ACQUISITION CORP.
(a development stage company)

PROFORMA STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS
Nine months ended September 30, 2008

(Unaudited)

	SMSA	Latin
	El Paso I	America
	Acquisition	Ventures,	Proforma
	Corp.	Inc.	Adjustments	Proforma

Revenues	$--	$--	$--	$--

Operating expenses
Organization and formation expenses	4,690	125	(4,690)	125
General and administrative costs	13,303	--	(13,303)	--
Total operating expenses	17,993	125	(17,993)	125

Loss from Operations	(17,993)	(125)	17,993	--

Other Income (Expense)
Interest expense	--	2	--	2

Net Loss	(17,993)	(127)	17,993	(127)

Other comprehensive income	--	--	--	--

Comprehensive Loss	$(17,993)	$--	$17,993	$(127)

Net loss per weighted-average
share of common stock outstanding,
computed on Net Loss - basic and
fully diluted	$(0.04)	0.00		$0.00

Weighted-average number of shares
of common stock outstanding -
basic and fully diluted	500,016	10,000		2,000,016

SMSA EL PASO 1 ACQUISITION CORP.
(a development stage company)

NOTES TO PROFORMA FINANCIAL INFORMATION

(Unaudited)

The Proforma Balance Sheet as of September 30, 2008 and the Proforma Consolidated Statement of Operations and Comprehensive Loss for the period from August 1, 2007 (date of bankruptcy settlement) through December 31, 2007 and for the nine months ended September 30, 2008(SMSA El Paso 1 Acquisition Corp.) and for the period from September 15, 2008 (date of formation) through September 30, 2008 (Latin America Ventures, Inc.), respectively, present the consolidated results of continuing operations of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) and Latin America Ventures, Inc. (a Nevada corporation).

The reverse merger of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) and Latin America Ventures, Inc. (a Nevada corporation) effected a change in control and was accounted for as a "reverse acquisition" whereby Latin America Ventures, Inc. is the accounting acquiror for financial statement purposes. Accordingly, for all periods subsequent to November 18, 2008, the financial statements of the Company reflect the historical financial statements of Latin America Ventures, Inc. from its inception on September 15, 2008 and the operations of SMSA El Paso 1 Acquisition Corp. subsequent to the November 18, 2008 transaction date.

The proforma information does not purport to be indicative of the financial position or the results of operations which would have actually been obtained if the acquisition transaction had actually been consummated on the date indicated.

In addition, the proforma financial information does not purport to be indicative of the financial position or the results of operations that may be obtained in the future.

The proforma financial information should be read in conjunction with the historical Financial Statements and Notes thereto of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) and the historical Financial Statements and Notes thereto of Latin America Ventures, Inc. (a Nevada corporation).

The Proforma Adjustment depicted on the Proforma Financial Information is described below:

(1)     The issuance of 1,500,000 shares of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation) restricted, unregistered common stock to the shareholders of Latin America Ventures, Inc. (a Nevada corporation) in exchange for 100.0% of the issued and outstanding common stock of Latin America Ventures, Inc.(a Nevada corporation), pursuant to a Share Exchange Agreement completed November 18, 2008.

(2)     Elimination of all pre-merger activity of SMSA El Paso 1 Acquisition Corp. (a Nevada corporation).